Exhibit 10.30

Change Order: NTI Protocols 0502 & 0503

20 March 2006

Pursuant to the Notice of Change Order document, signed by SCIREX Corporation and Neurobiological Technologies, dated 21 February 2006, and as noted therein that the details of some items in the change order require further discussion, following represents the agreement between SCIREX and NTI regarding the resolution of such outstanding details.

Personnel and Resulting Services to be Modified or Terminated

1.	Reduce Global Director position by two-thirds from the 0.75 total FTE estimated in the Proposal

a.	The Global Project Director retained by SCIREX, Ellen Sargent, is a contracted employee.

b.	SCIREX will terminate her contract for services associated with NTI protocols 0502 and 0503 as of 31 March 2006.

c.	NTI is free to pursue a contract with Ms. Sargent following 31 March 2006.

d.	NTI will incur no further charges beyond 31 March 2006 for the services of a Global Project Director provided by SCIREX.

2.	Eliminate Project Managers (US and ROW)

a.	No further services associated with activities in the United States for NTI protocols 0502 and 0503 will be performed by SCIREX Project Managers following 31 January 2006.

b.	No further services associated with Project Management activities in South Africa for NTI protocols 0502 and 0503 will be furnished by SCIREX following 31 March 2006.

c.	SCIREX will no longer retain the services of Novotech for Project Management activities in Australia and New Zealand following 31 March 2006.

d.	NTI is free to pursue a contract with Novotech for Project Management activities in Australia and New Zealand following 31 March 2006.

e.	NTI will incur no further charges beyond 31 January 2006 for the services of a Project Managers provided by SCIREX.

3.	Eliminate Lead CRAs

a.	No further services associated with activities for NTI protocols 0502 and 0503 will be performed by SCIREX Lead CRAs following 31 March 2006.

b.	NTI will incur no further charges beyond 31 March 2006 for the services of Lead CRAs provided by SCIREX.

4.	Eliminate Clinical Research Associates (CRAs)

a.	No further services associated with activities in the United States for NTI protocols 0502 and 0503 will be performed by SCIREX CRAs following 31 March 2006, except for the completion of visit reports for visits occurring prior to 31 March 2006. These activities will be charged to NTI at the hourly rate of $118 as incurred. This service is expected to conclude no later than 30 April 2006.

Change Order: NTI Protocols 0502 & 0503

20 March 2006

b.	No further services associated with CRA activity in South Africa for NTI protocols 0502 and 0503 will be furnished by SCIREX following 31 March 2006.

c.	SCIREX will no longer retain the services of Novotech for CRA activities in Australia and New Zealand following 31 March 2006.

d.	NTI is free to pursue a contract with Novotech for Project Management activities in Australia and New Zealand following 31 March 2006.

e.	NTI will incur no further charges beyond 31 March 2006 for the services of CRAs provided by SCIREX except for those noted above.

5.	Eliminate Clinical Studies Assistants (CSAs)

a.	No further services associated with activities in the United States for NTI protocols 0502 and 0503 will be performed by SCIREX CSAs following 31 March 2006, except to package and forward to NTI any study documents received by SCIREX after 31 March 2006 and pertaining to protocols 0502 and 0503. These activities will be charged to NTI at the hourly rate of $60, along with any pass-through expenses incurred. This service is expected to conclude no later than 30 April 2006.

b.	No further services associated with CSA activities in South Africa for NTI protocols 0502 and 0503 will be furnished by SCIREX following 31 March 2006.

c.	SCIREX will no longer retain the services of Novotech for CSA activities in Australia and New Zealand following 31 March 2006.

d.	NTI is free to pursue a contract with Novotech for Project Management activities in Australia and New Zealand following 31 March 2006.

e.	NTI will incur no further charges beyond 31 March 2006 for the services of CSAs provided by SCIREX, except for those noted above.

6.	Eliminate Medical Writing function

a.	No services have been performed relating to the provision of Medical Writing services to NTI for protocols 0502 and 0503.

b.	No services will be performed relating to the provision of Medical Writing services to NTI for protocols 0502 and 0503.

c.	NTI will incur no costs associated with Medical Writing services provided by SCIREX.

7.	Eliminate Physician services associated with Medical Management

a.	SCIREX will no longer provide the services of a Physician for Medical Management activities associated with NTI protocols 0502 and 0503 for the US, South Africa, or Australia/New Zealand following 31 March 2006.

b.	Those services to be discontinued include Subject Eligibility Questions and Ongoing Medical Management.

c.	See below under “Services to be Continued” for a description of the services to be continued.

Change Order: NTI Protocols 0502 & 0503

20 March 2006

Services to be Continued

The following services were noted in the document as continued at the costs established by SCIREX in the Proposal, dated 09 January 2006, plus associated pass-throughs (as referenced in the Proposal). SCIREX has made further clarifications here.

1.	CRF design, SIMS

a.	CRF Design

i.	SCIREX has completed CRF design work for NTI protocols 0502 and 0503. Any further CRF design work required by NTI following 31 March 2006 would be handled in a separate change order.

ii.	Ongoing ordering of additional CRFs and resupply to the sites will be the responsibility of NTI.

b.	SIMS

i.	SIMS services associated with Clinical Trial Management (i.e., all data manually entered into SIMS by Clinical Trials Management personnel, that is, data not automatically entered into SIMS by SCIREX’s IVR system) will be completed as of 31 March 2006.

ii.	NTI has been notified to download all non-IVRS data from SIMS prior to this date if they would like to retain this information as that data will be unavailable after that date.

iii.	SIMS maintenance fees included in the budget submitted to NTI on 09 January 2006 will be reduced (see Attachment 1: Change Order Costs).

2.	Grant and contract negotiation

a.	SCIREX will complete contract negotiations with those sites for which this service was begun prior to 31 March 2006. This includes:

i.	Completion of contract negotiations for 56 sites for protocol 0502.

ii.	Completion of contract negotiations for 33 sites for protocol 0503.

b.	SCIREX anticipates that these activities will be complete no later than 31 May 2006.

c.	SCIREX will not have staff available to provide further grant and contract negotiation services following the completion of this service for these sites.

3.	Data Management

a.	Data Management services provided by SCIREX will remain unchanged based on the current project specifications.

Change Order: NTI Protocols 0502 & 0503

20 March 2006

Data Management Specifications
	Protocol 0502	Protocol 0503

Number of Pages in CRF	38 pages	38 pages
Number of Unique Pages in CRF	28 unique pages	28 unique pages
Number of CRF Pages per Subject screen failure	not collected	not collected
Number of Pages for Review and Entry	24,700 pages	24,700 pages
Number of Lab Pages per Subject	6 pages	6 pages
Number of queries per page	0.25 queries	0.25 queries
Number of checklist items	320 items	320 items
Data Enter Screen Failures (Yes/No)	No	No
Number of Data Listings	42 listings	42 listings
Number of Concomitant Medications per Subject	32 medications	32 medications
Number of Adverse Events per Subject	10 adverse events	10 adverse events
Number of Database Transfers	9 database transfers	9 database transfers
Number of Lab Transfers	9 lab transfers	9 lab transfers
Number of CT Transfers	9 CT transfers	9 CT transfers

4.	Statistical Services

a.	Statistical services provided by SCIREX will remain unchanged based on the current project specifications.

Statistics Specifications
	Protocol 0502	Protocol 0503

Number of Tables (Unique Tables)	150 tables (100 unique)	100 tables (50 unique)
Number of Listings (Unique Listings)	40 listings (40 unique)	40 listings (40 unique)
Number of Figures (Unique Figures)	64 figures (12 unique)	64 figures (12 unique)
Interim Analysis (Yes/No)	Yes	Yes
Number of Interim Tables (Unique Interim Tables)	15 tables (15 unique)	15 tables (15 unique)
Number of Interim Listings (Unique Interim Listings)	10 listings (10 unique)	10 listings (10 unique)
Number of Interim Figures (Unique Interim Figures)	0 figures (0 unique)	0 figures (0 unique)
Number of IND Safety Update Tables	7 tables (7 unique)	7 tables (7 unique)
Number of IND Safety Update Listings	3 listings (3 unique)	3 listings (3 unique)
Number of IND Safety Updates	3	3

Change Order: NTI Protocols 0502 & 0503

20 March 2006

5.	SAE system, safety database, and SAE processing by a safety professional without the services of a SCIREX physician.

a.	Answer Subject Eligibility Questions

i.	Responsibility for answering questions and addressing issues from the sites and the NTI project team regarding subject eligibility, indication-specific information, and study drug administration will be transferred to NTI as of March 31 2006. SCIREX will have no further responsibilities for this task.

ii.	NTI will provide/contract for a Medical Monitor for Europe/South Africa and Australia/New Zealand. SCIREX will have no further responsibilities in these areas.

b.	Ongoing Medical Management

i.	Responsibility for the provision of ongoing medical management consultation throughout the study will be transferred to NTI as of 31 March 2006. SCIREX will have no further responsibilities for this task.

ii.	NTI will provide/contract for a Medical Monitor for Europe/South Africa and Australia/New Zealand. SCIREX will have no further responsibilities in these areas.

c.	SAE Narratives Writing and Review

i.	Investigators will be required to notify SCIREX safety department immediately upon learning of an SAE, and to submit a form describing the SAE within 24 hours of learning of it.

ii.	SCIREX will notify NTI of all deaths and life threatening events by telephone or electronic mail within 24 hours of receiving an SAE form from the clinical site.

iii.	SCIREX safety specialist will review SAE forms submitted by the sites, use the information to prepare a draft Initial SAE Report, and forward it, and appropriate supporting documentation, to a designated contact person at NTI within 48 hours.

iv.	NTI may accept the draft Initial SAE Report as is, or request changes which will be incorporated by the SCIREX safety professional, who will issue an Initial SAE Report.

v.	NTI, or their designee (i.e. local medical monitors contracted by NTI) will be responsible for reviewing the SAE for accuracy and medical integrity.

vi.	NTI, or their designee will be responsible for submission to regulatory authorities.

vii.	Upon receipt of any additional substantive SAE information, the SCIREX safety professional will prepare an updated narrative and forward it and any relevant additional documentation to NTI. Final narratives are prepared upon receipt of final information (typically a discharge summary).

viii.	SCIREX will create and maintain an SAE spreadsheet that will be sent to NTI on a weekly basis. If there are no updates from the prior week, NTI will be notified.

Change Order: NTI Protocols 0502 & 0503

20 March 2006

ix.	SCIREX will send the SAE spreadsheet to the DSMB periodically (no more than monthly) with updates from the prior report highlighted.

d.	Safety Database Maintenance

i.	The SCIREX Safety professional will oversee the entry of SAE data into the SCIREX SAE database.

e.	SAE Reconciliation

i.	The SCIREX Safety professional will work with the assigned SCIREX Data Manager and NTI Project Manager to conduct reconciliation of the SAE database and the CRF database.

f.	Medical Management costs are based on the following specifications (see Attachment 1). Should these SAE specifications change, modifications to costs would be handled in a separate change order.

SAE Specifications
	Protocol 0502	Protocol 0503

Number of SAEs (%)	130 SAEs (20%)	130 SAEs (20%)

6.	Regulatory Submissions

a.	All work associated with regulatory submissions has been completed by SCIREX. Should NTI request additional services in this area, it would be performed at the following rates and be handled in a separate change order:

i.	Sr. Vice President, Regulatory Affairs - $368/hr.

ii.	Sr. Director, Regulatory Affairs - $242/hr.

iii.	Manager, Regulatory Affairs - $160/hr.

7.	IVRS

a.	SCIREX will continue to provide IVRS services for NTI protocols 0502 and 0503 based on the current specifications.

b.	Due to the elimination of the Clinical Studies Assistant as of 31 March 2006, IVRS costs have been revised to include administrative assistance otherwise performed by the CSA (see Attachment 1).

Change Order: NTI Protocols 0502 & 0503

20 March 2006

Interactive Voice Response System Specifications for Protocols 0502 and 0503
IVRS Used For:

•      Adaptive/Dynamic randomization

•      Reporting Day 3 Visits (For 0503), Reporting Day 5 Visits (For 0502)

•      Reporting Early Terminations

•      Reporting Day 90/Study Completion

•      Full Drug Supply Tracking and Ordering

IVRS Countries	• Australia • Austria • Czech Republic • Germany • New Zealand	• Netherlands • Poland • Russia • South Africa • Switzerland • United Kingdom • United States

IVRS Languages	• German • Czech • Italian (translations available, but will not be used at this time) • Dutch	• Polish • Russian French

8.	DSMB
a.	DSMB services provided by SCIREX will remain unchanged based on the current project specifications.

DSMB Specifications

Number of Data Safety Monitoring Boards (DSMB)	1 (for both protocols)

Development of DSMB Charter by SCIREX (yes/no)	Yes with NTI review, revisions by NTI

Number of DSMB members	3

SCIREX to Select DSMB members (yes/no)	No

SCIREX to negotiate and finalize consulting agreements with DSMB members (yes/no)	Yes

Number of Planning Teleconferences (to be attended by SCIREX, NTI and DSMB Chairperson)	I

Duration of Planning Teleconferences	2 hours

Frequency of Enrollment Updates to DSMB	Monthly

Number of DSMB Teleconferences (held at 5 of the following time points: n=20, 75, 150,250, interim, 350, 450, 550)	5

SCIREX Statistician to attend DSMB Teleconferences (yes/no)	Yes

SCIREX DSMB Liaison to attend DSMB Teleconferences (yes/no)	Yes

Number of DSMB In-Person Meetings (held at 2 of the following time points: n=20, 75, 150, 250, interim, 350,450, 550)	2

Preparation of Meeting Notebooks for DSMB Members for teleconferences and in-person meetings (yes/no)	Yes

Provision of Information Electronically with password protection for teleconferences and in-person meetings (yes/no)	No

Provision of SAE reports to DSMB in real-time	Yes

SCIREX Statistician to attend DSMB In-Person Meetings	Yes

SCIREX DSMB Liaison to attend DSMB In-Person Meetings	Yes

SCIREX to Prepare and Distribute Meeting Minutes?	Yes

DSMB Data to be Monitored (yes/no)	Yes

Change Order: NTI Protocols 0502 & 0503

20 March 2006

DSMB Specifications

DSMB Data to be Data Management Quality Control Clean (yes/no)	As clean as possible
Blinded or Unblinded Listings	Unblinded
Blinded or Unblinded Tables	Unblinded
Number of Listings to be Provided to DSMB for Teleconferences	12 unique (4 non-unique)[1]
Number of Tables to be Provided to DSMB for Teleconferences	12 unique (3 non-unique)[1]
Number of Listings to be Provided to DSMB for In-Person Meetings	12 unique (4 non-unique)[1]
Number of Tables to be Provided to DSMB for In-Person Meetings	12 unique (3 non-unique)[1]

Neurobiological Technologies, Inc. agrees to pay SCIREX a revised fee total of $1,310,655 for Protocol NTI-ASP-0502 and $1,111,148 for Protocol NTI-ASP-0503 for services following 31 March 2006.

NTI agrees to pay SCIREX for work to be performed on NTI-ASP-0502 and NTI-ASP-0503, and expenses properly incurred, from April 1, 2006 through to the end of the studies, estimated to be October 5, 2007. SCIREX will bill NTI monthly for services performed with reasonable supporting documentation.

ACCEPTED AND AGREED

SCIREX Corporation		Neurobiological Technologies, Inc.

Signature:	/s/ Christopher Codeanne	Signature:	/s/ Paul Freiman
Name:	Christopher Codeanne	Name:	Paul Freiman
Title:	CFO	Title:	President & CEO
Date:	26 April 2006	Date:	4/14/06

[1]	Tables and listings are assumed identical (non-unique) after the first DSMB meeting and between studies 0502 and 0503.